UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  September 23, 2004

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

     Texas                   000-22915                  76-0415919
(State or other             (Commission             (I.R.S. Employer
jurisdiction of             File Number)           Identification No.)
 incorporation)

              14701 St. Mary's Lane
                  Suite 800
                Houston, Texas                             77079
             (Address of principal                      (Zip code)
               executive offices)



       Registrant's telephone number, including area code: (281) 496-1352

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant's Certifying Accountant.

               On September 23, 2004, Carrizo Oil & Gas, Inc. (the "Company") retained the services of Pannell Kerr Forster of Texas, P.C. ("PKF") as its new independent registered public accounting firm. The audit committee of the board of directors of the Company approved PKF's engagement.

               During the fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period prior to PKF's engagement, neither the Company nor someone on its behalf has consulted with PKF regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"), or a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CARRIZO OIL & GAS, INC.




                                      By: /s/ Paul F. Boling
                                          ------------------
                                      Name:  Paul F. Boling
                                      Title: Vice President and
                                             Chief Financial Officer


Date:  September 24, 2004